FIRST WESTERN FUNDS TRUST

First Western Fixed Income Fund

First Western Short Duration Bond Fund

First Western Short Duration High Yield Credit Fund

Supplement dated November 12, 2020 to the Prospectus and Statement of Additional

Information (“SAI”) Dated December 18, 2019

This supplement provides new information beyond that contained in the October 16, 2020 Supplement and replaces that supplement. This supplement should be read in conjunction with the Prospectus and SAI.

First Western Financial, Inc., the parent company of First Western Capital Management Company (the “Adviser”), has entered into an agreement with Lido Advisors, LLC (“Lido”) and Lido’s affiliate Oakhurst Advisors, LLC (“Oakhurst”), to sell its Los Angeles based fixed-income portfolio management team and its mutual fund business (the “Transaction”) to Lido and Oakhurst. In connection with the Transaction, it is anticipated that the Board of Trustees (the “Board”) of the First Western Funds Trust (the “Trust”) will be asked to consider the appointment of an interim adviser pursuant to interim advisory agreements (the “Interim Agreements”) between the proposed interim adviser and the Trust on behalf of the First Western Fixed Income Fund, the First Western Short Duration Bond Fund and the First Western Short Duration High Yield Credit Fund (each, a “Fund” and collectively, the “Funds”). The current investment advisory agreements between the Trust on behalf of each Fund and the Adviser remain in effect at this time. The persons who are currently responsible for the portfolio management of the Funds, Barry P. Julien and Ashish Shah, continue to be employees of the Adviser and continue to manage the Funds in accordance with their current investment objectives and principal investment strategies. The anticipated changes to the names of the Trust and the Funds will not become effective on November 16, 2020. Also, Debbie Silversmith continues to be a Trustee on the Trust’s Board.

The October 16, 2020 Supplement SHOULD BE DISREGARDED. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.